Retirement Benefit Plans (Reconciliation of beginning and ending fair value balances for assets with unobservable fair value inputs) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Ending balance	$ 340.8	$ 294.6
Significant Unobservable Inputs (Level 3) [Member]
Beginning balance	13.9	14.2
Unrealized gains/(losses) relating to the instrument still held at the reporting date	1.2	0.8
Purchases, sales, issuances and settlements (net)	(0.3)	(1.1)
Ending balance	$ 14.8	$ 13.9